UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 31, 2014

(Date of earliest event reported)

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124878	59-3796143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12200 Herbert Wayne Court, Suite 150

Huntersville, North Carolina

(Address of principal executive offices)

28078

(Zip Code)

(704) 992-2000

Registrant’s telephone number, including area code:

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 3, 2014, American Tire Distributors Holdings, Inc. (“Holdings”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report the acquisition of Hercules Tire Holdings LLC, a Delaware limited liability company, (“Hercules Holdings”) on January 31, 2014. The acquisition was completed pursuant to an Agreement and Plan of Merger, dated as of January 24, 2014, among ATD Merger Sub II LLC (“Merger Sub”), an indirect wholly-owned subsidiary of Holdings, American Tire Distributors, Inc., a direct wholly-owned subsidiary of Holdings (“ATDI”), Hercules Holdings, the equityholders of Hercules Holdings (each a “Seller” and, collectively, the “Sellers”) and the Seller’s Representative. Hercules Holdings owns all of the capital stock of The Hercules Tire & Rubber Company, a Connecticut corporation (“Hercules”). Hercules Holdings has no significant assets or operations other than its ownership of Hercules. The operations of Hercules constitute the operations of Hercules Holdings. Hercules is engaged in the business of purchasing, marketing, distributing and selling after-market replacement tires for passenger cars, trucks, and certain off-road vehicles to tire dealers, wholesale distributors, retail distributors and others in the United States, Canada and internationally. This Form 8-K/A amends the Initial 8-K to include the financial information required by Item 9.01 of Form 8-K. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

i.	The audited consolidated balance sheet of Hercules as of October 31, 2013 and 2012, the related consolidated statements of operations and comprehensive income, stockholders’ equity, and cash flows for the years then ended, the related notes to the consolidated financial statements and the related auditor’s report of Plante & Moran, PLLC, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

ii.	The audited consolidated balance sheet of Hercules as of October 31, 2012 and 2011, the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended, the related notes to the consolidated financial statements and the related auditor’s report of Plante & Moran, PLLC, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.3 and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 28, 2013.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Fiscal Year Ended December 28, 2013.

(iii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Hercules as of and for the years ended October 31, 2013 and 2012.

99.2	Audited Consolidated Financial Statements of Hercules as of and for the years ended October 31, 2012 and 2011.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC. (Registrant)

April 11, 2014	By:	/s/ JASON T. YAUDES
		Name:	Jason T. Yaudes
		Title:	Executive Vice President and
Chief Financial Officer